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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                ----------------


       Date of Report (Date of earliest event reported): February 10, 2004

                         NCO PORTFOLIO MANAGEMENT, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    000-32403                  23-3005839
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                      1804 Washington Blvd., Department 200
                            Baltimore, Maryland 21230
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (443) 263-3020
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

         Not Applicable

         (b)      Pro Forma Financial Information

         Not Applicable

         (c)      Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
------   -----

99.1 Transcript of conference call of NCO Portfolio Management, Inc. dated February 10, 2004.


ITEM 9. Regulation FD Disclosures and
ITEM 12.  Results of Operations and Financial Condition

On February 10, 2004, NCO Portfolio Management, Inc. conducted its fourth quarter 2003 conference call to discuss items in the February 9, 2004, press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the call's transcript appears as Exhibit 99.1 to this report and is herein incorporated by reference.

The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NCO Portfolio Management, Inc.



Date: February 19, 2004                     RICHARD J. PALMER
                                            ----------------------------------
                                            Richard J. Palmer
                                            Senior Vice President, Finance and
                                            Chief Financial Officer













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